PENSIONS - Assumptions Used (Details) (Pensions)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Pensions
Weighted average assumptions used in calculating benefit obligation:
Discount rate	4.70%	5.48%
Rate of compensation increase	2.52%	3.48%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	4.70%	5.48%
Expected return on plan assets	6.75%	6.75%
Rate of compensation increase	2.49%	3.48%